UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2019
Kirkland’s, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-49885	62-1287151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5310 Maryland Way, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	615-872-4800

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 29, 2019, Kirkland’s, Inc. (the “Company”), entered into a retention agreement with Mike Cairnes, the Company’s President and Chief Operating Officer (the “Cairnes Retention Agreement”), pursuant to which he has an opportunity to receive a $100,000 retention bonus. Mr. Cairnes will receive $50,000 if he remains with the Company through July 1, 2019, and another $50,000 if he remains with the Company through January 1, 2020. In the event that Mr. Cairnes is terminated without cause or if he quits for good reason during the time period from now through July 1, 2019, he shall be entitled to receive, promptly after such separation of service, $100,000. In the event that Mr. Cairnes is terminated without cause or if he quits for good reason during the time period from July 1, 2019 through January 1, 2020, he shall be entitled to receive, promptly after such separation of service, $50,000. These amounts are in addition to any amount that Mr. Cairnes might be owed pursuant to his November 9, 2016 employment agreement with the Company. The preceding description of the Cairnes Retention Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Cairnes Retention Agreement, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
On March 29, 2019, the Company entered into a retention agreement with Nicole Strain, the Company’s interim Chief Financial Officer (the “Strain Retention Agreement”), pursuant to which she has an opportunity to receive a $50,000 retention bonus. Ms. Strain will receive $25,000 if she remains with the Company through July 1, 2019, and another $25,000 if she remains with the Company through January 1, 2020. In the event that Ms. Strain is terminated without cause or if she quits for good reason during the time period from now through July 1, 2019, she shall be entitled to receive, promptly after such separation of service, $50,000. In the event that Ms. Strain is terminated without cause or if she quits for good reason during the time period from July 1, 2019 through January 1, 2020, she shall be entitled to receive, promptly after such separation of service, $25,000. The preceding description of the Strain Retention Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Strain Retention Agreement, a copy of which is being filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished as part of this Report:

Exhibit No.	Description
10.1	Letter Agreement, effective March 29, 2019, by and between Mike Cairnes and Kirkland’s, Inc.
10.2	Letter Agreement, effective March 29, 2019, by and between Nicole Strain and Kirkland’s, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland’s, Inc.

March 29, 2019	By:	/s/ Carter R. Todd
Name: Carter R. Todd
Title: Vice President and General Counsel